UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2003

CAPTARIS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10885 NE 4th Street, Suite 400

Bellevue, Washington 98004

(Address of principal executive offices, including zip code)

(425) 455-6000

(Registrant’s telephone number, including area code)

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished pursuant to Item 12)

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information included in this section is also intended to be furnished and not filed pursuant to Regulation FD.

On May 8, 2003, Captaris, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

By:	/s/ JEFFREY B. DECILLIA
Jeffrey B. deCillia Senior Vice President and Chief Financial Officer

May 8, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 8, 2003.